UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2016

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 22, 2016, Carolina Financial Corporation (the “Company”) issued a news release announcing its results of operations for the three and twelve month periods ended December 31, 2015. A copy of the news release is attached hereto as Exhibit 99.1. The information included herein, as well as in Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

The Company will hold an investor conference call to disclose its financial results for the three and twelve month periods ended December 31, 2015 on January 26, 2016 at 2:00 p.m. Eastern Time.  The call may be accessed by dialing (855) 218-6998 or (615) 247-5963 and requesting the Carolina Financial Corporation earnings call.  Listeners should dial in 10 minutes prior to the start of the call.  A webcast of the conference call will be available online at www.haveanicebank.com and following the links to About Us, Investor Relations. A replay of the webcast will be available on www.haveanicebank.com under Investor Relations, “Investor Presentations” shortly following the call. A replay of the conference call can be accessed approximately three hour after the call by dialing (855) 859-2056 or (404) 537-3406 and requesting conference number 35480877.

The information included in the preceding paragraph, as well as in Exhibit 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01      Other Events

Dividend Announcement

The news release issued by the Company on January 22, 2016 also announced that the Company’s Board of Directors had declared a quarterly cash dividend of $0.03 per share payable on its common stock. The cash dividend will be payable on April 8, 2016 to stockholders of record as of March 18, 2016.

Rule 425

For the purposes of Rule 425 of the Securities Act only, the information contained in the news release and the investor presentation furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, relating solely to the Company’s proposed acquisition of Congaree Bancshares, Inc. (“Congaree”) is being filed under this Item 8.01.

Additional Information About the Congaree Acquisition and Where to Find It

The Company intends to file relevant documents concerning the Congaree acquisition with the SEC, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders of Congaree will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by the Company, at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/ prospectus can also be obtained, without charge, by directing a request to Carolina Financial Corporation, 288 Meeting Street, Charleston, SC 29401, Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer.

SHAREHOLDERS OF CONGAREE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of Congaree and other persons may be deemed to be participants in the solicitation of proxies from Congaree’s shareholders in connection with the proposed acquisition. Information regarding Congaree’s directors and executive officers is available in its definitive proxy statement (DEF 14A) and additional definitive proxy soliciting materials filed with the SEC for Congaree’s 2015 annual shareholder meeting. Other information regarding the participants in the Congaree proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.      Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number	Description
99.1	News Release dated January 22, 2016.
99.2	Investor Presentation dated January 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: January 22, 2016